                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 14, 2002


                            CRESCENT OPERATING, INC.
               (Exact name of registrant as specified in charter)


             Delaware                    000-22725                75-2701931
   (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              file number)          Identification No.)

            777 Taylor Street
               Suite 1050
            Fort Worth, Texas                                       76102
(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (817) 339-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

         The undersigned Registrant hereby amends and restates "Item 7. Financial Statements and Exhibits" of its Current Report on Form 8-K filed on March 1, 2002, dated February 14, 2002, to include the following:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Pro Forma Financial Information

         Pro Forma Consolidated Balance Sheet (unaudited) of the Company as of December 31, 2001.

         Pro Forma Consolidated Statement of Operations (unaudited) of the Company for the year ended December 31, 2001.

(c)      Exhibits

         2.1 Settlement Agreement, dated as of February 14, 2002, by and among Crescent Real Estate Equities Limited Partnership, Crescent Real Estate Equities Company and Crescent Operating, Inc., Rosestar Management LLC, Canyon Ranch Leasing, L.L.C., Wine Country Hotel, LLC, Rosestar Southwest, LLC and COI Hotel Group, Inc.*

         2.2 Promissory Note, dated as of February 14, 2002, executed by Crescent Operating, Inc. and payable to Crescent Real Estate Equities Limited Partnership in the amount of $8,575,000.00.*

         99.1     Press Release dated February 14, 2002.*

----------

* Previously filed in Current Report on Form 8-K filed on March 1, 2002.


                                    * * * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CRESCENT OPERATING, INC.
                                       (Registrant)

Date:  May 10, 2002                    By        /s/ Jeffrey L. Stevens
                                          --------------------------------------
                                                   Jeffrey L. Stevens
                                          President, Chief Executive Officer,
                                          Chief Financial and Accounting Officer
                                          and Sole Director

The following Unaudited Pro Forma Consolidating Financial Statements are based upon the historical financial statements of Crescent Operating, Inc. ("COPI") and the assets being transferred to Crescent Real Estate Equities Company ("Crescent") under the Settlement Agreement. The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001 is presented as if the COPI Settlement Agreement was completed on December 31, 2001. The Unaudited Pro Forma Statement of Operations for the year ended December 31, 2001 is presented as if the COPI Settlement Agreement occurred as of January 1, 2001.

The Unaudited Pro Forma Consolidating Financial Statements should be read in conjunction with the historical financial statements of Crescent and COPI as of and for the year ended December 31, 2001.

                            CRESCENT OPERATING, INC.
                       PROFORMA CONSOLIDATED BALANCE SHEET
                                December 31, 2001
                             (Amounts in thousands)
                                   (unaudited)


                                                                                    Hospitality
                                                                Consolidated            and              Proforma
                                                             December 31, 2001   Land Development(A)   Consolidated
                                                             -----------------   -------------------   ------------
                                                       ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                     $     41,528      $    (41,036)         $        492
  Accounts receivable, net                                            48,933           (34,352)               14,581
  Inventories                                                         23,864            (4,899)               18,965
  Notes receivable                                                     3,211            (3,153)                   58
  Prepaid expenses and other current assets                           12,596           (11,381)                1,215
                                                                ------------      ------------          ------------
     Total current assets                                            130,132           (94,821)               35,311
                                                                ------------      ------------          ------------

PROPERTY AND EQUIPMENT, NET                                          197,736          (127,642)               70,094

INVESTMENTS                                                           61,996           (57,163)                4,833

OTHER ASSETS
  Real estate                                                        442,484          (442,484)                   --
  Intangible assets, net                                              42,152           (42,152)                   --
  Deferred tax assets                                                 39,485           (22,921)               16,564
  Other assets                                                        31,419           (30,782)                  637
                                                                ------------      ------------          ------------
     Total other assets                                              555,540          (538,339)               17,201
                                                                ------------      ------------          ------------

TOTAL ASSETS                                                    $    945,404      $   (817,965)         $    127,439
                                                                ============      ============          ============

                                     LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable and accrued expenses                         $     81,085      $    (65,560)         $     15,525
  Accounts payable and accrued expenses - CEI                         50,970           (25,121)               25,849
  Current portion of long-term debt - CEI                             74,634           (45,315)               29,319
  Current portion of long-term debt                                  203,039          (101,170)              101,869
  Deferred revenue                                                    71,933           (71,292)                  641
                                                                ------------      ------------          ------------
     Total current liabilities                                       481,661          (308,458)              173,203

LONG-TERM DEBT - CEI, NET OF CURRENT PORTION                         243,286          (243,286)                   --

LONG-TERM DEBT, NET OF CURRENT PORTION                                66,151           (65,361)                  790

OTHER LIABILITIES                                                     88,805           (88,805)                   --
                                                                ------------      ------------          ------------

     Total liabilities                                               879,903          (705,910)              173,993
                                                                ------------      ------------          ------------

MINORITY INTERESTS                                                   158,889          (158,889)                   --
                                                                ------------      ------------          ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred stock                                                           --                --
Common stock                                                             115                --                   115
Additional paid-in capital                                            17,781                --                17,781
Accumulated other comprehensive loss                                  (1,436)               --                (1,436)
Accumulated deficit                                                 (105,542)           45,112               (60,430)
Treasury stock at cost                                                (4,306)            1,722                (2,584)
                                                                ------------      ------------          ------------
     Total shareholders' equity (deficit)                            (93,388)           46,834               (46,554)
                                                                ------------      ------------          ------------


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)            $    945,404      $   (817,965)         $    127,439
                                                                ============      ============          ============

                            CRESCENT OPERATING, INC.
                        PROFORMA STATEMENT OF OPERATIONS
                               December 31, 2001
                             (Amounts in thousands)
                                  (unaudited)


                                                                             Hospitality
                                                       Consolidated              and                               Proforma
                                                     December 31, 2001    Land Development(A)   Eliminations     Consolidation
                                                     -----------------    -------------------   ------------     -------------
REVENUES
   Equipment sales & leasing                         $         118,501    $             --      $        --      $     118,501
   Hospitality                                                 226,841            (226,841)              --                 --
   Land development                                            260,999            (260,999)              --                 --
                                                     -----------------    ----------------      -----------      -------------

      Total revenues                                           606,341            (487,840)              --            118,501
                                                     -----------------    ----------------      -----------      -------------

OPERATING EXPENSES
   Equipment sales & leasing                                   126,042                  --               --            126,042
   Hospitality                                                 183,509            (183,509)              --                 --
   Hospitality properties rent - CEI                            55,743             (55,743)              --                 --
   Land development                                            256,282            (256,282)              --                 --
   Corporate general and administrative                          6,969                  --               --              6,969
   Impairment of assets                                         40,178                (986)                             39,192
                                                     -----------------    ----------------      -----------      -------------

      Total operating expenses                                 668,723            (496,520)              --            172,203
                                                     -----------------    ----------------      -----------      -------------

(LOSS) INCOME FROM OPERATIONS                                  (62,382)              8,680               --            (53,702)

INVESTMENT INCOME                                                1,135                  --               --              1,135

EQUITY IN EARNINGS (LOSSES) OF
    UNCONSOLIDATED SUBSIDIARIES                                 31,080             (33,355)              --             (2,275)

OTHER (INCOME) EXPENSE
   Interest expense                                             30,502             (13,689)          (4,435)(B)         12,378
   Interest income                                              (3,773)              3,773               --                 --
   (Gain) on Settlement Agreement                                   --             (42,397)              --            (42,397)
   Other                                                           733                 978               --              1,711
                                                     -----------------    ----------------      -----------      -------------

      Total other (income) expense                              27,462             (51,335)          (4,435)           (28,308)
                                                     -----------------    ----------------      -----------      -------------

(LOSS) INCOME BEFORE INCOME TAXES,
    MINORITY INTERESTS AND ACCOUNTING CHANGE                   (57,629)             26,660            4,435            (26,534)

INCOME TAX PROVISION (BENEFIT)                                  (2,593)             (7,967)          10,560(C)              --
                                                     -----------------    ----------------      -----------      -------------

(LOSS) INCOME BEFORE MINORITY INTERESTS AND
    ACCOUNTING CHANGE                                          (55,036)             34,627           (6,125)           (26,534)

MINORITY INTERESTS                                             (13,588)             13,588               --                 --
                                                     -----------------    ----------------      -----------      -------------

NET INCOME (LOSS) BEFORE ACCOUNTING CHANGE           $         (68,624)   $         48,215      $     (6,125)    $     (26,534)
                                                     =================    ================      ============     =============


LOSS BEFORE ACCOUNTING CHANGE PER SHARE

  Including gain on agreement, net of tax
   Basic                                             $           (6.63)                                          $       (2.57)
                                                     =================                                           =============
   Diluted                                           $           (6.63)                                          $       (2.57)
                                                     =================                                           =============

  Excluding gain on agreement, net of tax
   Basic                                             $           (6.63)                                          $       (6.66)
                                                     =================                                           =============
   Diluted                                           $           (6.63)                                          $       (6.66)
                                                     =================                                           =============

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                        10,344                                                  10,344
                                                     =================                                           =============
   Diluted                                                      10,344                                                  10,344
                                                     =================                                           =============

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (in thousands)

The following describes the pro forma adjustments to the Pro Forma Consolidated Balance Sheet as of December 31, 2001 as if the COPI Settlement Agreement were completed on December 31, 2001 and the Pro Forma Consolidated Statement of Operations for the year ended December 31, 2001 as if the COPI Settlement Agreement was completed as of January 1, 2001.

     (A) Pursuant to the Settlement Agreement, COPI permitted Crescent to foreclose on substantially all of COPI's equity interests in its land development and related entities in satisfaction of debt obligations to Crescent of $40.1 million. COPI also transferred to Crescent, in lieu of foreclosure, COPI's hospitality operations in exchange for the cancellation of an aggregate amount of rent obligations due to Crescent of $23.6 million.

     (B) Represents the elimination of interest expenses on the debt obligations described in Footnote A.

     (C) Represents the adjustment to eliminate the income tax benefit recorded since a valuation allowance would have been established on the related deferred tax asset if the Settlement Agreement had occurred on January 1, 2001.